QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-5231 (Commission File No.)	36-2361282 (IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 12.    Results of Operations and Financial Condition.

        On September 8, 2003, McDonald's Corporation (the "Company") issued a press release reporting the Company's August sales. The press release is furnished as Exhibit 99 and attached hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION (Registrant)
Date: September 15, 2003	By:	/s/ MATTHEW H. PAULL Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued September 8, 2003: McDonald's Reports August Sales Up 10%

QuickLinks

  Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index